Supplement to the
Fidelity Advisor® Dividend Growth Fund
Class A, Class M, Class C, Class I and Class Z
January 29, 2024
Prospectus
Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Dividend Growth Fund and Fidelity® Dividend Growth Fund pursuant to which Fidelity Advisor® Dividend Growth Fund would be reorganized on a tax-free basis with and into Fidelity® Dividend Growth Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Dividend Growth Fund would receive, respectively, corresponding shares of Fidelity® Dividend Growth Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Dividend Growth Fund in exchange for corresponding shares of Fidelity® Dividend Growth Fund equal in value to the net assets of Fidelity Advisor® Dividend Growth Fund and the assumption by Fidelity® Dividend Growth Fund of all of the liabilities of Fidelity Advisor® Dividend Growth Fund. After the exchange, Fidelity Advisor® Dividend Growth Fund will distribute the Fidelity® Dividend Growth Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Dividend Growth Fund. As a result, shareholders of Fidelity Advisor® Dividend Growth Fund will become shareholders of Fidelity® Dividend Growth Fund (these transactions are collectively referred to as the “Reorganization”).
A Special Meeting (the “Meeting”) of the Shareholders of Fidelity Advisor® Dividend Growth Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Dividend Growth Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about May 9, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

Effective after the close of business on or about May 8, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Dividend Growth Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.69%A,B	0.68%A,B	0.71%A,B	0.70%A,B	0.55%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.02%B	0.02%B	0.02%B	0.02%B	0.02%B
Total annual operating expenses	0.96%	1.20%	1.73%	0.72%	0.57%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the S&P 500® Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.21% for Class A, 0.20% for Class M, 0.23% for Class C, 0.22% for Class I, and 0.07% for Class Z, was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$667	$667	$468	$468	$276	$176	$74	$74	$58	$58
3 years	$863	$863	$718	$718	$545	$545	$230	$230	$183	$183
5 years	$1,075	$1,075	$987	$987	$939	$939	$401	$401	$318	$318
10 years	$1,685	$1,685	$1,754	$1,754	$1,837	$1,837	$894	$894	$714	$714

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The management fee is determined by calculating a basic fee and then applying a performance adjustment.
When determining a class’s basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.
The annual basic fee rate for each class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.70% for Class A, 0.69% for Class M, 0.72% for Class C, 0.71% for Class I, and 0.56% for Class Z. One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.
The performance adjustment rate is calculated monthly by comparing over the performance period the fund’s performance to that of the performance adjustment index listed below.

Fund	Performance Adjustment Index
Fidelity Advisor® Dividend Growth Fund	S&P 500® Index

For the purposes of calculating the performance adjustment for the fund, the fund’s investment performance will be based on the performance of Class I of the fund.

To the extent that other classes of Fidelity Advisor® Dividend Growth Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class’s own performance were considered.
The performance period is the most recent 36 month period.
The maximum annualized performance adjustment rate is ±0.20% of the fund’s average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund’s average net assets over the performance period, and the resulting dollar amount is then proportionately added to or subtracted from a class’s basic fee.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

ADGF-PSTK-1224-143 1.756194.143	December 2, 2024